The Royce Fund
Supplement to the Prospectus dated May 1, 2010
Royce Asia-Pacific Select Fund

Effective August 2, 2010, the following sections of the Prospectus are revised:

1. "Investment Adviser and Portfolio Management" for Royce Asia-Pacific Select Fund is replaced in its entirety with the following:

"Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. James J. Harvey, Portfolio Manager of Royce, manages the Fund. Mr. Harvey had served as the Fund's assistant portfolio manager since its inception. He became portfolio manager of the Fund effective August 2, 2010."

2. The following information in the section of the Prospectus entitled "Management of the Funds" is revised as follows:
a)	References to James J. Harvey are revised to refer to him as "Portfolio Manager" of Royce Asia-Pacific Select Fund.
b)	All references to Jiyoung G. Kim shall be removed.

July 30, 2010